497(e)
                                                                       333-31131


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The current temporary removal of the 25% outbound restriction from the
Guaranteed Interest Option (GIO) has been extended until further notice. You may continue to transfer 100% of amounts in the GIO into the variable investment options and/or the Fixed Maturity Options at anytime. We will inform you at least 45 days in advance if and when we intend to reimpose the restriction. This supplements your prospectus.

ACC-25458